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                                                                   EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our reports dated October 10, 1997 in Genome Therapeutics Corp.'s Form 10-K for the year ended August 31, 1997 and to all references to our Firm included in this Registration Statement.




                                                         /s/ Arthur Andersen LLP
                                                         ----------------------
                                                         ARTHUR ANDERSEN LLP

March 31, 1998